Recent Developments	9 Months Ended
Sep. 30, 2023
Recent Developments [Abstract]
Recent developments

Note 4. Recent developments

Termination of Merger Agreement with Desktop Metal
On May 25, 2023, the Company and Desktop Metal, Inc., (“Desktop Metal”), jointly announced their entry into a merger agreement, whereby a wholly-owned Delaware subsidiary of the company was to merge with and into Desktop Metal, with Desktop Metal surviving the merger as a wholly-owned subsidiary of the Company. On September 28, 2023, the Company held an extraordinary general meeting of its shareholders, at which the merger was presented for the approval of the Company’s shareholders. The merger proposal was not approved by the Company’s shareholders at that meeting, and accordingly, pursuant to its rights under the merger agreement, Stratasys terminated the merger agreement with Desktop Metal, effective immediately on September 28, 2023. As a result, the Company recorded a termination fee of $10.0 million, which was included under selling, general & administrative expenses and was paid to Desktop Metal after the balance sheet date.
Nano Dimension Tender Offer and Board Contest

On May 25, 2023, following the announcement of the then-prospective merger with Desktop Metal, Nano Dimension Ltd. (“Nano”), a 14.1% shareholder of the Company in the 3D printing industry, launched a hostile partial tender offer whereby it sought to acquire—including shares already held by it— between 53% and 55% of the Company’s outstanding ordinary shares, at a price of $18.00 per share. The tender offer was subject to various conditions and was originally set to expire on June 26, 2023. Over the course of subsequent periods of time, the price offered by Nano in its tender offer was ultimately raised to $25.00 per share, with an accompanying reduction as to the percentage of Company shares to be held by it upon consummation of the offer, to between 46% and 51%, and the offer was extended ultimately through July 31, 2023. The offer expired on July 31, 2023 and Nano did not receive enough tendered shares and was therefore unable to complete the purchase of any of the Company ordinary shares pursuant to the offer.

The Company has also been subject to litigation with Nano in an Israeli district court regarding our shareholder rights plan, Nano’s tender offer, and the contested board election. The litigation has not changed the outcome of any of the developments described above. Please see note 13.
 3D Systems Offers
On May 30, 2023, and then again on June 27, 2023, the Company received an unsolicited non-binding indicative proposal from 3D Systems Corporation (“3D Systems”) to merge with the Company. On July 13, 2023, the Company received an updated proposal from 3D Systems, pursuant to which it would merge with the Company for $7.50 in cash and 1.5444 newly issued shares of common stock of 3D Systems per Stratasys ordinary share. The Stratasys board at first determined that the 3D Systems proposal of July 13th would reasonably be expected to result in a “Superior Proposal” under the merger agreement with Desktop Metal and authorized Company management to enter into discussions with 3D Systems with respect to the proposal. Following an extensive due diligence process, Stratasys communicated its concerns regarding the 3D Systems’ proposal to 3D Systems and indicated that the last proposal was not itself a transaction which Stratasys would be prepared to enter into. 3D Systems revised its proposal on September 6, 2023, offering $7.00 in cash and 1.6387 newly issued shares of common stock of 3D Systems per Stratasys ordinary share. After consultation with its outside financial and legal advisors, the Stratasys board of directors unanimously determined that the September 6 proposal continued to significantly undervalue Stratasys and did not constitute a “Superior Proposal” pursuant to the terms of the merger agreement with Desktop Metal, and accordingly terminated discussions with 3D Systems.
Initiation of Strategic Alternatives Process
On September 28, 2023, the Company announced that it has initiated a comprehensive process to explore strategic alternatives for the Company. The Company noted that following the termination of the merger agreement with Desktop Metal, Stratasys is no longer subject to restrictions under that agreement regarding the solicitation of or entry into potential transactions.